Exhibit j

                        Consent of Independent Auditors


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                          Consent of Independent Auditors



The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We consent to the use of our reports incorporated herein by reference and to the references to our Firm under the headings "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statements of Additional Information.


                                                                    /s/ KPMG LLP
                                                                        KPMG LLP


Hartford, Connecticut
July 18, 2000